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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Mexican Restaurants, Inc. (the Company) on Form 10-K for the period ending December 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Andrew J. Dennard, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (3) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

    (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Andrew J. Dennard

Andrew J. Dennard
Chief Financial Officer
March 26, 2004

The foregoing certification is being forwarded solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code).